SUPPLEMENT DATED JANUARY 1, 2016
TO THE PROSPECTUS FOR
PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
(FOR APPLICATIONS SIGNED ON OR AFTER AUGUST 1, 2013)
DATED NOVEMBER 2, 2015

We are issuing this Supplement to provide the For Life withdrawal benefit payment percentages and GMWB Bonus percentages (collectively, "GMWB Percentages”) we will be offering during the period set forth below. This GMWB Percentages Prospectus Supplement (this “Supplement”) replaces and supersedes any previously issued GMWB Percentages Prospectus Supplement and the GMWB Percentages section of the prospectus. This Supplement must be used in conjunction with an effective Principal Investment Plus Variable Annuity (for applications signed on or after August 1, 2013) prospectus.
The GMWB Percentages set forth below apply for applications signed between January 1, 2016 and January 31, 2016. The GMWB Percentages may be different than those listed below for applications signed after January 31, 2016. For that reason, it is important you have the GMWB Percentages Prospectus Supplement with the most current GMWB Percentages as of the date you sign the application.
Principal Income Builder 3 (PIB 3):

Contract Anniversary (following the rider effective date)	GMWB Bonus Percentage
1	7.00%
2	6.00%
3	5.00%
4+	0.00%

	Single Life	Joint Life*
Age of Covered Life at First Withdrawal*	For Life Withdrawal Benefit Payment Percentage	For Life Withdrawal Benefit Payment Percentage
45-54	3.00%	2.50%
55-59	3.80%	3.30%
60-64	3.80%	3.30%
65-74	4.80%	4.30%
75+	5.05%	4.55%
* Joint Life is based on age of younger covered life at first withdrawal.
Principal Income Builder 10 (PIB 10):

Contract Anniversary (following the rider effective date)	GMWB Bonus Percentage
1-10	5.00%
11+	0.00%

	Single Life	Joint Life*
Age of Covered Life at First Withdrawal*	For Life Withdrawal Benefit Payment Percentage	For Life Withdrawal Benefit Payment Percentage
45-54	3.00%	2.50%
55-64	4.00%	3.50%
65-74	5.00%	4.50%
75+	5.25%	4.75%
* Joint Life is based on age of younger covered life at first withdrawal.

Determining GMWB Percentages
The below information pertains to contracts where New York Regulation 60 does not apply. For contract replacements where New York Regulation 60 applies, see Appendix J of the prospectus for New York submission guidelines and information on determining GMWB Percentages.
The GMWB Percentages for your contract will be determined as described in this paragraph so long as you satisfy the guidelines on submitting your application (see GMWB Submission Guidelines section in the prospectus). The GMWB Percentages in effect on the date you sign the application will apply to your contract except in the following situation. If any of the GMWB Percentages in effect on the date we receive the money have increased from those in effect on the date you signed your application, you will receive the GMWB Percentages in effect on the date we receive the money, provided that no GMWB Percentages have decreased.
You will be notified if the GMWB Submission Guidelines are not satisfied, in which case we will provide you with the current GMWB Percentages Prospectus Supplement, which will include the GMWB Percentages applicable to your contract. Additional paperwork may be required.
The GMWB Percentages applicable to your Contract will not change for the life of your Contract, and the GMWB Percentages applicable to your Contract will be in a GMWB Percentages Prospectus Supplement attached to your prospectus.
For more information regarding the GMWB Bonus and the For Life withdrawal benefit payment percentages, see the GMWB Bonus and Withdrawal Benefit Payment sections of the prospectus.
This Supplement should be read and retained with the prospectus for the Principal Investment Plus Variable Annuity (for applications signed on or after August 1, 2013). If you would like another copy of the prospectus or a prior GMWB Percentages Prospectus Supplement, write us at Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382 or call us at 1-800-852-4450 to request a free copy. All GMWB Percentages Prospectus Supplements also are available on the EDGAR system at www.sec.gov (type file number 333-188293). Certain terms used in this Supplement have special meanings. If a term is not defined in this Supplement, it has the meaning given to it in the prospectus.

THIS SUPPLEMENT SHOULD BE READ AND
RETAINED FOR FUTURE REFERENCE

Principal Financial Group
P.O. Box 9382
Des Moines, Iowa 50306-9382
1-800-852-4450